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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 10, 2003

                            ARV ASSISTED LIVING, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-26980                 33-0160968
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)
                             245 Fischer Avenue, D-1
                              Costa Mesa, CA 92626
              (Address of Principal Executive Offices and Zip Code)

                                 (714) 751-7400
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On January 9, 2003, a special committee of the Board of Directors (the "Special Committee") of ARV Assisted Living, Inc., a Delaware corporation ("ARV"), which Special Committee had been formed by the Board of Directors to review acquisition proposals involving ARV, received a letter from Summerville Senior Living, Inc. ("Summerville"). A copy of the letter from Summerville is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On January 10, 2003, the Special Committee, through its financial advisor, sent a response to Summerville. A copy of the response letter sent on behalf of the Special Committee to Summerville is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Exhibits

     (c)  Exhibits.

          Exhibit No.   Description
          -----------   -----------

          99.1 Letter from Summerville to the Special Committee of the Board of Directors of ARV Assisted Living, Inc., dated January 9, 2003.

          99.2 Letter from Cohen & Steers Capital Advisors LLC to Summerville Senior Living, Inc., dated January 10, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ARV ASSISTED LIVING, INC.


     Date: January 10, 2003                   By:    /s/ Douglas Pasquale
                                                  ------------------------------

                                              Name:  Douglas Pasquale
                                              Title: Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Letter from Summerville to the Special Committee of the Board of Directors of ARV Assisted Living, Inc., dated January 9, 2003.

99.2 Letter from Cohen & Steers Capital Advisors LLC to Summerville Senior Living, Inc., dated January 10, 2003.


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